UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 6, 2010

Date of Earliest Event Reported:  June 30, 2010

AdCare Health Systems, Inc.

(Exact Name of Registrant as specified in its Charter)

Ohio	31-1332119
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
5057 Troy Rd, Springfield, OH	45502-9032
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code

(937) 964-8974

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)).

1

Item 1.01. Entry into a Material Definitive Agreement

On June 30, 2010, AdCare Health Systems, Inc. (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) with C. K. Cooper & Company, Inc. (the “Underwriter”), relating to an underwritten public offering of 1,714,286 shares of the Company’s common stock, no par value (the “Common Stock”), at a public offering price of $3.50 per share (the “Offering”). The Underwriter agreed to purchase the shares from the Company pursuant to the Purchase Agreement at a price of $3.255 per share. Under the terms of the Purchase Agreement, the Company granted the Underwriter a 30-day option to purchase an additional 257,143 shares of Common Stock to cover overallotments, if any.  The Offering closed on July 6, 2010.

The Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to the payments the Underwriter may be required to make in respect of these liabilities. Subject to certain exceptions, the Company, and the Company’s officers and directors have agreed not to sell or transfer any shares of Common Stock held by them for 90 days, or until September 28, 2010, without first obtaining the written consent of the Underwriter.

The shares were offered pursuant to a shelf registration statement filed with the Securities and Exchange Commission on May 4, 2010, which became effective on June 23, 2010 (File No. 333-166488). A copy of the Purchase Agreement is attached as Exhibit 1.1 and is incorporated herein by reference, and the foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A prospectus supplement relating to the Offering was filed with the Securities and Exchange Commission on June 30, 2010. A copy of the opinion of Carlile Patchen & Murphy LLP relating to the legality of the issuance and sale of the shares of Common Stock in the Offering is attached as Exhibit 5.1 hereto.

Item 7.01 Regulation FD Disclosure.

The press release announcing the pricing of the Offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release announcing the closing of the Offering is attached hereto as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 and attached as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description of Exhibit
1.1	Common Stock Purchase Agreement dated June 30, 2010, by and between AdCare Health Systems, Inc. and C. K. Cooper & Company, Inc.
5.1	Opinion of Carlile Patchen & Murphy LLP
23.1	Consent of Carlile Patchen & Murphy LLP (Included in Exhibit 5.1)
99.1	Press Release dated June 30, 2010
99.2	Press Release dated July 6, 2010

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  July 6, 2010

ADCARE HEALTH SYSTEMS, INC.

By:  /s/ Scott Cunningham

Name: Scott Cunningham

Title:  Chief Financial Officer

1

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1	Common Stock Purchase Agreement dated June 30, 2010, by and between AdCare Health Systems, Inc. and C. K. Cooper & Company, Inc.
5.1	Opinion of Carlile Patchen & Murphy LLP
23.1	Consent of Carlile Patchen & Murphy LLP (Included in Exhibit 5.1)
99.1	Press Release dated June 30, 2010
99.2	Press Release dated July 6, 2010

1

 Exhibit 99.1

®

AdCare Health Systems Prices Offering of $6.0 Million of Common Stock

SPRINGFIELD, Ohio, June 30, 2010 — AdCare Health Systems, Inc. (NYSE AMEX: ADK), an Ohio-based long-term care, home care and management company, has priced a public offering of 1,714,286 shares of its common stock at $3.50 per share. AdCare expects to receive net proceeds of approximately $5.5 million from the sale of the common stock. AdCare has granted a 30-day option to the underwriter to purchase up to an additional 15% or 257,143 shares to cover over-allotments. The offering is subject to customary closing conditions and is expected to close on Friday, July 2, 2010.

 AdCare plans to use the net proceeds of the offering for acquisition purposes, working capital and general corporate purposes. C.K. Cooper & Company is acting as the sole manager for the public offering.

The offering is being made pursuant to a shelf registration statement filed with the Securities and Exchange Commission (SEC) on May 4, 2010, which became effective on June 23, 2010. The offering will be made by a prospectus supplement and accompanying base prospectus, copies of which have been filed with the SEC.

Copies of the prospectus supplement and accompanying base prospectus may be obtained from the SEC's website at www.sec.gov or from C.K. Cooper & Company, 18300 Von Karman Avenue, Suite 700, Irvine, California 92612, Attention: Hue Lapham/Syndicate Department, or hlapham@ckcooper.com, or via fax +1-949-477-9211.

This press release does not constitute an offer to sell or solicitation of an offer to buy any securities. Any such offer may be made only pursuant to the company's prospectus supplement and accompanying base prospectus for the offering and only in states in which the offering is registered or exempt from registration and by broker-dealers authorized to do so. The securities offered by the prospectus involve a high degree of risk.

About AdCare Health Systems

AdCare Health Systems, Inc. (NYSE AMEX: ADK) develops, owns and manages assisted living facilities, nursing homes and retirement communities and provides home healthcare services. Prior to becoming a publicly traded company in November of 2006, AdCare operated as a private company for 18 years. AdCare's 900 employees provide high-quality care, management services and other services for patients and residents residing in 19 facilities, seven of which are assisted living facilities, 11 skilled nursing centers and one independent senior living community. The company owns eight of those facilities. In the ever-expanding marketplace of long-term care, AdCare's mission is to provide quality healthcare services to the elderly. For more information about AdCare, visit www.adcarehealth.com.

Safe Harbor Statement

Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of federal law. Such forward-looking statements reflect management's beliefs and assumptions and are based on information currently available to management, and involve known and unknown risks, results, performance or achievements of the company which may differ materially from those expressed or implied in such statements. Such factors are identified in the public filings made by the company with the Securities and Exchange Commission and include the company's ability to secure lines of credit and/or an acquisition credit facility, find suitable acquisition properties at favorable terms, changes in the health care industry because of political and economic influences, changes in regulations governing the industry, changes in reimbursement levels including those under the Medicare and Medicaid programs and changes in the competitive marketplace. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Company Contacts

David A. Tenwick, Chairman

AdCare Health Systems, Inc.

Tel (740) 549-0400

Email: info@adcarehealth.com

or

Chris Brogdon

Vice Chairman and Chief Acquisitions Officer

AdCare Health Systems, Inc.

Tel (937) 964-8974

Email: info@adcarehealth.com

Investor Relations

Ron Both or Geoffrey Plank

Liolios Group, Inc.

Tel (949) 574-3860

Email: info@liolios.com

Exhibit 99.2

®

AdCare Health Systems Closes $6.0 Million Equity Offering

SPRINGFIELD, Ohio, July 6, 2010 — AdCare Health Systems, Inc. (NYSE AMEX: ADK), an Ohio-based long-term care, home care and management company, has closed its previously announced sale of 1,714,286 shares of common stock at $3.50 per share, resulting in gross proceeds to the company of $6.0 million.

AdCare expects to receive net proceeds of approximately $5.4 million, after deducting underwriting discounts, commissions, legal fees and other offering-related expenses payable by the company. As previously announced, AdCare has granted a 30-day option to the underwriter to purchase up to an additional 15% of the shares offered, or 257,143 shares, to cover over-allotments, if any.

AdCare plans to use the net proceeds of the offering for acquisition purposes, working capital and general corporate purposes.

C.K. Cooper & Company acted as the sole manager for the public offering.

The shares were offered pursuant to a shelf registration statement filed with the Securities and Exchange Commission (SEC) on May 4, 2010, which became effective on June 23, 2010. Copies of the prospectus supplement and accompanying base prospectus, which form a part of the effective registration statement, have been filed with the SEC and may be obtained from the SEC's website at www.sec.gov or from C.K. Cooper & Company, 18300 Von Karman Avenue, Suite 700, Irvine, California 92612, Attention: Hue Lapham/Syndicate Department, or hlapham@ckcooper.com, or via fax +1-949-477-9211.

This press release does not constitute an offer to sell or solicitation of an offer to buy any securities. Any such offer may be made only pursuant to the company's prospectus supplement and accompanying base prospectus for the offering and only in states in which the offering is registered or exempt from registration and by broker-dealers authorized to do so. The securities offered by the prospectus involve a high degree of risk.

About AdCare Health Systems

AdCare Health Systems, Inc. (NYSE AMEX: ADK) develops, owns and manages assisted living facilities, nursing homes and retirement communities and provides home healthcare services. Prior to becoming a publicly traded company in November of 2006, AdCare operated as a private company for 18 years. AdCare's 900 employees provide high-quality care, management services and other services for patients and residents residing in 19 facilities, seven of which are assisted living facilities, 11 skilled nursing centers and one independent senior living community. The company owns eight of those facilities. In the ever-expanding marketplace of long-term care, AdCare's mission is to provide quality healthcare services to the elderly. For more information about AdCare, visit www.adcarehealth.com.

Safe Harbor Statement

Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of federal law. Such forward-looking statements reflect management's beliefs and assumptions and are based on information currently available to management, and involve known and unknown risks, results, performance or achievements of the company which may differ materially from those expressed or implied in such statements. Such factors are identified in the public filings made by the company with the Securities and Exchange Commission and include, among others, the company's ability to secure lines of credit and/or an acquisition credit facility, find suitable acquisition properties at favorable terms, changes in the health care industry because of political and economic influences, changes in regulations governing the industry, changes in reimbursement levels including those under the Medicare and Medicaid programs and changes in the competitive marketplace. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Except where required by law, AdCare undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this press release.

Company Contacts

David A. Tenwick, Chairman

AdCare Health Systems, Inc.

Tel (740) 549-0400

Email: info@adcarehealth.com

or

Chris Brogdon

Vice Chairman and Chief Acquisitions Officer

AdCare Health Systems, Inc.

Tel (937) 964-8974

Email: info@adcarehealth.com

Investor Relations

Ron Both or Geoffrey Plank

Liolios Group, Inc.

Tel (949) 574-3860

Email: info@liolios.com